Exhibit 10.3
INTERNATIONAL GAME TECHNOLOGY
Exhibit 10.3 to Form 10Q for period ended March 31, 2006
Summary of Named Executive Officer Compensation Arrangements
In addition to the base salaries noted in the table below, compensation arrangements for our executive officers include benefits paid under other IGT Plans for Management Bonus (including Cash Sharing), Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K. These individuals also receive certain perquisites as explained in our annual proxy statement. Except where noted that employment contracts have been filed as exhibits, these are at-will employment arrangements.

Name	Title	Base Salary (1)
Thomas J. Matthews (2)	President, Chief Executive Officer and Chief Operating Officer	$800,000
Maureen T. Mullarkey(2)	Executive Vice President, Chief Financial Officer and Treasurer	$500,000
Stephen W. Morro	President, North America Gaming Division	$500,000
Robert A. Bittman	Executive Vice President, Product Strategy	$400,000
Anthony Ciorciari	Executive Vice President, Operations	$300,000
(1) Amounts reported in our proxy statement may vary depending on the timing of pay period during the fiscal year
(2) Employment contracts have been filed in separate exhibits to our most recent annual report on Form 10-K